UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-05715
The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: March 31, 2011
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc. First Quarter Report March 31, 2011	Mario J. Gabelli, CFA
To Our Shareholders,
     During the first quarter of 2011, The Gabelli Convertible and Income Securities Fund’s (the “Fund”) net asset value (“NAV”) total return was 4.6% compared with gains of 5.9%, 0.2% and 5.2% for the Standard & Poor’s (“S&P”) 500 Index, the Barclays Capital Government/Corporate Bond Index, and the Lipper Convertible Securities Fund Average, respectively. The total return for the Fund’s publicly traded shares was 8.8% during the first quarter of 2011.
Enclosed is the investment portfolio as of March 31, 2011.
Comparative Results
Average Annual Returns through March 31, 2011 (a) (Unaudited)

										Since
										Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year		20 Year		(07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	4.55%	9.65%	3.71%	3.85%	4.40%	5.29%		6.46%		6.78%
Investment Total Return (c)	8.77	8.33	5.60	2.38	4.53	6.22		N/A	(d)	6.03	(d)
S&P 500 Index	5.92	15.65	2.35	2.62	3.29	6.80		8.72		9.12	(e)
Barclays Capital Government/Corporate Bond Index	0.22	5.27	4.81	5.79	5.47	N/A	(f)	N/A	(f)	5.64	(f)
Lipper Convertible Securities Fund Average	5.24	18.20	7.51	6.27	6.35	7.81		8.94		8.69	(e)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.

(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.

(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.

(f)	The Barclays Capital Government/Corporate Bond Index since inception performance is as of December 31, 1998.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

Principal		Market
Amount		Value
	CONVERTIBLE CORPORATE BONDS — 26.4%
	Aerospace — 3.4%
	GenCorp Inc., Sub. Deb. Cv.,
$1,800,000	2.250%, 11/15/24	$1,800,000
1,850,000	4.063%, 12/31/39	1,852,313

		3,652,313

	Automotive — 0.9%
600,000	Navistar International Corp., Sub. Deb. Cv., 3.000%, 10/15/14	909,000

	Automotive: Parts and Accessories — 2.0%
2,114,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11 (a)	2,159,451

	Broadcasting — 0.2%
200,000	Sirius XM Radio Inc., Sub. Deb. Cv., 7.000%, 12/01/14 (b)	266,000

	Building and Construction — 0.2%
	Lennar Corp., Cv.,
100,000	2.000%, 12/01/20 (b)	101,125
100,000	2.750%, 12/15/20 (b)	109,125

		210,250

	Business Services — 1.8%
1,700,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,950,750

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21† (a)	0

	Computer Hardware — 3.7%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,945,000

	Consumer Products — 0.2%
200,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17	179,250

	Diversified Industrial — 4.8%
3,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	3,378,750
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), Zero Coupon, 01/15/34	1,506,750
50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	107,250
100,000	Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36	109,500

		5,102,250

	Electronics — 0.6%
100,000	Intel Corp., Sub. Deb. Cv., 3.250%, 08/01/39	118,125
500,000	LeCroy Corp., Sub. Deb. Cv., 4.000%, 10/15/26	536,875

		655,000

	Energy and Utilities — 0.5%
100,000	Seadrill Ltd., Cv., 3.625%, 11/08/12	129,875
400,000	UniSource Energy Corp., Cv., 4.500%, 03/01/35 (b)	427,000

		556,875

	Entertainment — 0.2%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	79,687
100,000	THQ Inc., Cv., 5.000%, 08/15/14	98,375

		178,062

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	414,750

	Financial Services — 1.7%
1,500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	1,807,500

	Health Care — 1.6%
100,000	Beckman Coulter Inc., Cv., 2.500%, 12/15/36	119,250
100,000	Chemed Corp., Cv., 1.875%, 05/15/14	104,875
100,000	Kinetic Concepts Inc., Cv., 3.250%, 04/15/15 (b)	124,875
1,000,000	King Pharmaceuticals Inc., Cv, 1.250%, 04/01/26	1,015,000
150,000	Thoratec Corp., Sub. Deb. Cv. (STEP), 1.380%, 05/16/34	116,063
250,000	Wright Medical Group Inc., Cv., 2.625%, 12/01/14	251,250

		1,731,313

	Hotels and Gaming — 1.2%
900,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (b)	1,285,875

	Metals and Mining — 0.3%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	281,750

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Principal		Market
Amount		Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Retail — 1.0%
$60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	$97,725
630,000	Spartan Stores Inc., Cv., 3.375%, 05/15/27	606,375
1,200,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11†	408,000

		1,112,100

	Telecommunications — 1.7%
1,800,000	NII Holdings Inc., Cv., 3.125%, 06/15/12	1,818,000

	TOTAL CONVERTIBLE CORPORATE BONDS	28,215,489

Shares
	CONVERTIBLE PREFERRED STOCKS — 1.6%
	Business Services — 0.0%
20,000	Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B† (a)	117

	Communications Equipment — 0.4%
400	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	392,000

	Energy and Utilities — 0.3%
6,000	AES Trust III, 6.750% Cv. Pfd.	292,800
300	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	13,275
5	Whiting Petroleum Corp., 6.250%, Cv. Pfd.	1,734

		307,809

	Financial Services — 0.0%
20,000	Federal National Mortgage Association, 8.750%, Cv. Pfd., Ser. 08-1	17,400

	Health Care — 0.0%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C† (a)(c)	6,845

	Telecommunications — 0.5%
14,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	551,600

	Transportation — 0.4%
2,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (a)	483,250

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,759,021

	COMMON STOCKS — 57.4%
	Aerospace — 0.7%
1,000	Rockwell Automation Inc.	94,650
65,000	Rolls-Royce Group plc†	645,453

		740,103

	Automotive: Parts and Accessories — 1.5%
30,000	Genuine Parts Co.	1,609,200

	Cable and Satellite — 0.1%
493,409	Adelphia Recovery Trust† (a)	0
2,000	Rogers Communications Inc., Cl. B	72,800

		72,800

	Communications Equipment — 0.4%
20,000	Corning Inc.	412,600

	Computer Hardware — 1.1%
7,000	International Business Machines Corp.	1,141,490

	Computer Software and Services — 0.8%
11,000	Diebold Inc.	390,060
20,000	Microsoft Corp.	507,200

		897,260

	Consumer Products — 1.6%
2,000	Kimberly-Clark Corp.	130,540
40,000	Swedish Match AB	1,330,186
3,500	The Procter & Gamble Co.	215,600

		1,676,326

	Diversified Industrial — 2.6%
5,000	Crane Co.	242,150
100,000	General Electric Co.	2,005,000
355,000	National Patent Development Corp.†	539,600
880	Textron Inc.	24,103

		2,810,853

	Electronics — 0.7%
6,000	Dionex Corp.†	708,300

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities — 11.0%
4,400	Anadarko Petroleum Corp.	$360,448
6,000	BP plc, ADR	264,840
1,500	CH Energy Group Inc.	75,810
7,500	Chevron Corp.	805,725
4,500	ConocoPhillips	359,370
6,000	CONSOL Energy Inc.	321,780
3,000	Devon Energy Corp.	275,310
28,614	El Paso Corp.	515,052
15,000	Exxon Mobil Corp.	1,261,950
55,000	GenOn Energy Inc.†	209,550
1,200,000	GenOn Energy Inc., Escrow† (a)	0
50,000	Great Plains Energy Inc.	1,001,000
11,000	Halliburton Co.	548,240
5,000	Hess Corp.	426,050
20,000	National Fuel Gas Co.	1,480,000
21,000	NextEra Energy Inc.	1,157,520
20,000	Northeast Utilities	692,000
10,000	Progress Energy Inc.	461,400
10,000	Progress Energy Inc., CVO†	1,450
16,000	Royal Dutch Shell plc, Cl. A, ADR	1,165,760
12,000	SJW Corp.	277,800
3,000	Weatherford International Ltd.†	67,800

		11,728,855

	Equipment and Supplies — 0.1%
4,000	Mueller Industries Inc.	146,480

	Financial Services — 9.4%
28,000	AllianceBernstein Holding LP	610,400
34,000	American Express Co.	1,536,800
6,000	Deutsche Bank AG	354,420
6,000	GAM Holding AG†	113,990
5,500	HSBC Holdings plc, ADR	284,900
14,000	JPMorgan Chase & Co.	645,400
13,000	Julius Baer Group Ltd.	564,159
4,500	M&T Bank Corp.	398,115
10,000	Marsh & McLennan Companies Inc.	298,100
13,000	Morgan Stanley	355,160
8,000	Northern Trust Corp.	406,000
10,000	PNC Financial Services Group Inc.	629,900
10,000	Royal Bank of Canada	619,700
7,000	State Street Corp.	314,580
33,000	The Bank of New York Mellon Corp.	985,710
60,000	Wells Fargo & Co.	1,902,000

		10,019,334

	Food and Beverage — 3.8%
8,000	Dr Pepper Snapple Group Inc.	297,280
2,000	General Mills Inc.	73,100
7,021	Kraft Foods Inc., Cl. A	220,178
200,000	Parmalat SpA	670,049
200,000	Parmalat SpA, GDR (b)(c)	670,960
1,020	Pernod-Ricard SA	95,261
30,000	The Coca-Cola Co.	1,990,500

		4,017,328

	Health Care — 11.2%
11,000	Abbott Laboratories	539,550
5,000	Baxter International Inc.	268,850
15,000	Beckman Coulter Inc.	1,246,050
18,000	Becton, Dickinson and Co.	1,433,160
1,000	Cephalon Inc.†	75,780
1,500	Covidien plc	77,910
40,000	Eli Lilly & Co.	1,406,800
238,501	Elite Pharmaceuticals Inc.†	18,603
40,000	Genzyme Corp.†	3,046,000
22,000	Johnson & Johnson	1,303,500
12,000	Merck & Co. Inc.	396,120
58,000	Pfizer Inc.	1,177,980
13,000	Roche Holding AG, ADR	467,350
10,000	UnitedHealth Group Inc.	452,000

		11,909,653

	Machinery — 2.6%
30,000	Bucyrus International Inc.	2,743,500
1,000	Mueller Water Products Inc., Cl. A	4,480

		2,747,980

	Retail — 2.2%
45,000	CVS Caremark Corp.	1,544,400
13,000	Wal-Mart Stores Inc.	676,650
2,000	Walgreen Co.	80,280

		2,301,330

	Specialty Chemicals — 3.6%
10,000	International Flavors & Fragrances Inc.	623,000
24,000	The Lubrizol Corp.	3,215,040

		3,838,040

	Telecommunications — 3.8%
23,000	Atheros Communications Inc.†	1,026,950
10,000	BCE Inc.	363,400
4,000	Belgacom SA	154,956
3,000	Philippine Long Distance Telephone Co., ADR	160,500
2,500	Swisscom AG	1,114,589
16,000	Telekom Austria AG	234,007
27,000	Verizon Communications Inc.	1,040,580

		4,094,982

See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

		Market
Shares		Value

	COMMON STOCKS (Continued)
	Transportation — 0.3%
7,000	GATX Corp.	$270,620

	Wireless Communications — 0.0%
3,000	Turkcell Iletisim Hizmetleri A/S, ADR	45,090
49	Winstar Communications Inc.† (a)	0

		45,090

	TOTAL COMMON STOCKS	61,188,624

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(c)	1,798

	Health Care — 0.0%
12,930	Elite Pharmaceuticals Inc., expire 04/24/12† (a)(c)	79

	TOTAL WARRANTS	1,877

Principal
Amount
	CORPORATE BONDS — 0.6%
	Consumer Products — 0.0%
$1,500,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/11† (a)	0

	Energy and Utilities — 0.6%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	587,500

	Health Care 0.0%
150,000	Sabratek Corp., Sub. Deb., 6.000%, 04/15/11† (a)	0

	Manufactured Housing and Recreational Vehicles — 0.0%
103,000	Fleetwood Enterprises Inc., 14.000%, 12/15/11† (a)	0

	TOTAL CORPORATE BONDS	587,500

	U.S. GOVERNMENT OBLIGATIONS — 14.0%
14,904,000	U.S. Treasury Bills, 0.120% to 0.207%††, 05/12/11 to 09/15/11	14,898,128

TOTAL INVESTMENTS — 100.0% (Cost $96,071,604)		$106,650,639

	Aggregate tax cost	$96,574,728

	Gross unrealized appreciation	$13,583,851
	Gross unrealized depreciation	(3,507,940)

	Net unrealized appreciation/depreciation	$10,075,911

Notional		Termination	Unrealized
Amount		Date	Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT
$441,421
(47,500 Shares)	Rolls-Royce Group plc	06/27/11	$30,060

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2011, the market value of fair valued securities amounted to $2,651,540 or 2.49% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of Rule 144A securities amounted to $6,365,508 or 5.97% of total investments. Except as noted in (c), these securities are liquid.

(c)	At March 31, 2011, the Fund held investments in restricted and illiquid securities amounting to $679,682 or 0.64% of total investments, which were valued under methods approved by the Board of Directors as follows:

				03/31/11
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	$91,465	$68.4500
12,930	Elite Pharmaceuticals Inc., Warrants expire 04/24/12	04/25/07	8,535	0.0061
200,000	Parmalat SpA, GDR	04/10/03	809,275	3.3548
1,300	Parmalat SpA, GDR, Warrants expire 12/31/15	11/09/05	—	1.3831

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt

STEP	Step coupon bond. The rate disclosed is that in effect at March 31, 2011.
See accompanying notes to schedule of investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2011 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 3/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$537,875	$27,677,614	$0	$28,215,489

Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	6,845	6,845
Transportation	—	483,250	—	483,250
Other Industries (a)	1,268,809	—	—	1,268,809

Total Convertible Preferred Stocks	1,268,809	483,250	6,962	1,759,021

Common Stocks:
Cable and Satellite	72,800	—	0	72,800
Energy and Utilities	11,728,855	—	0	11,728,855
Wireless Communications	45,090	—	0	45,090
Other Industries (a)	49,341,879	—	—	49,341,879

Total Common Stocks	61,188,624	—	0	61,188,624

Warrants (a)	—	1,877	—	1,877
Corporate Bonds	—	587,500	0	587,500
U.S. Government Obligations	—	14,898,128	—	14,898,128

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$62,995,308	$43,648,369	$6,962	$106,650,639

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$30,060	$—	$30,060

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$30,060	$—	$30,060

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/ depreciation of the instrument.
           The Fund did not have significant transfers between Level 1 and Level 2 during the period ended March 31, 2011.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

										Net change
										in unrealized
										appreciation/
										depreciation
				Change in						during the
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/			into	out of	as of	investments held
	12/31/10	(premiums)	(loss)	depreciation	Purchases	Sales	Level 3†	Level 3†	3/31/11	at 3/31/11

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$472,500	$—	$—	$—	$—	$—	$—	$(472,500)	$0	$—

Convertible Preferred Stocks:
Business Services	117	—	—	—	—	—	—	—	117	—
Health Care	4,484	—	—	2,361	—	—	—	—	6,845	2,361

Total Convertible Preferred Stocks	4,601	—	—	2,361	—	—	—	—	6,962	2,361

Common Stocks:
Cable and Satellite	0	—	—	—	—	—	—	—	0	—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	0	—	—	—	—	—	—	—	0	—
Preferred Stocks:
Telecommunications	—	—	—	—	—	—	—	—	—	—
Warrants:
Consumer Products	—	—	—	—	—	—	—	—	—	—
Corporate Bonds	0	—	—	—	—	—	—	—	0	—

TOTAL INVESTMENTS IN SECURITIES	$477,101	$—	$—	$2,361	$—	$—	$—	$(472,500)	$6,962	$2,361

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of March 31, 2011, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at March 31, 2011, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
     The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at March 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
One month LIBOR plus 90 bps
	Market Value	plus Market Value
	Appreciation on:	Depreciation on:
$441,421 (47,500 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	$30,060

     The Fund’s volume of activity in equity contract for difference swap agreements during the period ended March 31, 2011 had an average monthly notional amount of approximately $473,085.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended March 31, 2011, the Fund held no investments in futures contracts
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended March 31, 2011, the Fund held no investments in forward foreign exchange contracts.
     The following table summarizes the net unrealized appreciation of derivatives held at March 31, 2011 by primary risk exposure:

Net Unrealized
Asset Derivatives:	Appreciation

Equity Contract	$30,060
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $8,013,754, which are available to reduce future required distributions of net capital gains to shareholders. $6,354,767 of the loss carryforward is available through 2017; and $1,658,987 is available through 2018.

DIRECTORS AND OFFICERS
THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Dugald A. Fletcher
President, Fletcher & Company, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University

Werner J. Roeder, MD
Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman, BALMAC International, Inc.

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert
President

Peter D. Goldstein
Chief Compliance Officer

Christopher Haydon
Ombudsman

Laurissa M. Martire
Vice President

Agnes Mullady
Treasurer & Secretary

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
State Street Bank and Trust Company

Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing
		6.00%
	Common	Preferred
NYSE—Symbol:	GCV	GCV PrB
Shares Outstanding:	13,445,171	965,548
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XGCVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 5/31/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 5/31/11

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 5/31/11

*	Print the name and title of each signing officer under his or her signature.